SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 20, 2004

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c)	The following Exhibit is being furnished pursuant to Item 12:

99.1	Press Release announcing the results of operations for the quarter ending March 31, 2004.

Item 12. Disclosure of Results of Operations and Financial Condition.

On April 20, 2004, Registrant issued a Press Release announcing the results of operations for the quarter ending March 31, 2004. The text of the Press Release is set forth in Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/s/ Frederick C. Peters II
Frederick C. Peters II, President and Chief Executive Officer

Date: April 21, 2004

EXHIBIT INDEX

Exhibit 99.1 Press Release filed herewith